UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SENSE TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SENSE TECHNOLOGIES INC.
Suite U, 800 Clanton Road
Charlotte, North Carolina
28217

July __, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual General Meeting of Stockholders of Sense Technologies Inc. to be held at 10:00 a.m. Eastern Daylight Time on Wednesday, August 27, 2003, at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217.

The accompanying Notice of 2003 Annual General Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual General Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please mark, sign, date and return your proxy card, as soon as possible.

Sincerely,

/s/ James H. Cotter

President and Chief Executive Officer

SENSE TECHNOLOGIES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON AUGUST 27, 2003

The 2003 Annual General Meeting of Stockholders of Sense Technologies Inc. will be held at 10:00 a.m. Eastern Daylight Time on Wednesday, August 27, 2003, at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217, for the following purposes:

1.	To elect six (6) Directors to serve until the next Annual General Meeting of Stockholders and until their respective successors are elected and qualified;
2.	To ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors for the year ending February 28, 2004;
3.
To approve the amendment to escrow agreements dated September 12, 1997 and March 9, 1999 as permitted under the British Columbia Securities Commission’s National Policy 46-201, at such time and in such form as may be determined by the Board of Directors of the Company, all as more particularly described in the attached information circular, such approval to exclude the votes of the holders of escrowed shares and their affiliates and associates; and

4.	To transact such other business as may properly come before the Annual General Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed July 25, 2003 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual General Meeting.

All stockholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 24 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8, Fax No. 604.689.8144. Stockholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this ___ day of July, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James H. Cotter

President, Chief Executive Officer and Director

SENSE TECHNOLOGIES INC.

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 27, 2003

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sense Technologies Inc., a Yukon Territories corporation (the "Company" or “Sense”), for use at the Annual General Meeting of Stockholders (the “Annual General Meeting”) of Sense to be held at 10:00 a.m. Eastern Daylight Time on Wednesday, August 27, 2003, at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217, and at any adjournment or postponement thereof.

Our administrative offices are located at 800 Clanton Road, Suite U, Charlotte, North Carolina 28217. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about July 25, 2003.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of our common stock (the "Common Stock"), at the close of business on July 25, 2003 will be entitled to notice of, and to vote at, the Annual General Meeting. As at July 25, 2003 Sense had 12,993,908 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual General Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The ratification of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the year ending February 28, 2004, will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual General Meeting. The approval of the amendment of escrow agreements dated September 12, 1997 and March 9, 1999 (the “Escrow Agreements”) at such time and in such form as may be determined by the Board of Directors of the Company, will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual General Meeting, excluding the votes of the holders of the escrowed shares and their affiliates and associates.

A quorum for the transaction of business at the Annual General Meeting is at least one person present in person being a shareholder entitled to vote at the meeting or a duly appointed proxy or representative for an absent shareholder so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual General Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors or the approval of the amendment to the Escrow Agreements.

Abstention from voting will have the same effect as voting against the ratification of the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the current year. Abstention from voting will not count as a vote for or against the proposal to amend the Escrow Agreements.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named on the following page, "FOR" the appointment of Amisano Hanson, Chartered Accountant, as the independent auditor for the current year, “FOR” the approval of the amendment to the Escrow Agreements . It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual General Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Corporate Trust Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card to our transfer agent at the following address: Pacific Corporate Trust Company, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8, Fax No. 604.689.8144.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Pacific Corporate Trust Company by no later than 24 hours prior to the time of the Annual General Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL GENERAL MEETING

If you own shares of record, you may attend the Annual General Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual General Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual General Meeting date by one of the methods described above, even if you plan on attending the Annual General Meeting. You may change or revoke your proxy at the Annual General Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Sense a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual General Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual General Meeting.

CURRENCY

All dollar amounts references herein are in the lawful currency of the United States.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Sense’s Articles and Bylaws, the Board of Directors has proposed that the following six (6) nominees be elected as Directors at the Annual General Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: James H. Cotter, Bruce E. Schreiner, Richard L. Sullivan, David Hansing, Glenn Massey and Kevin McQuilkin.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the six (6) nominees will be available to serve as Directors of Sense, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

JAMES H. COTTER. Mr. Cotter has been the President, Chief Executive Officer and a Director of Sense since March 20, 2002. Mr. Cotter joins the Company from JPMorgan Securities Global Mergers & Acquisitions Group. While with JPMorgan Securities and its predecessor Chase Securities, Mr. Cotter advised clients regarding business strategy, capital structure, restructuring, private equity, mergers, acquisitions and divestitures in several industries; including automotive parts, consumer products, chemicals, and telecommunications. Mr. Cotter received his Masters degree in Business Administration (M.B.A.) from Cornell’s Johnson Graduate School of Management.

BRUCE E. SCHREINER. Mr. Schreiner has been a Director of Sense since August 10, 1993. Mr. Schreiner is responsible for all financial matters customarily related to Sense’s operations and serves as the general manager of Sense. Mr. Schreiner received a Bachelor of Arts Degree, from Hastings College in 1975, graduating magna cum laude, with majors in Economics and Business Administration with an emphasis in accounting. Mr. Schreiner has been a certified public accountant since November 1976, to the present. Mr. Schreiner is presently a partner in Schroeder & Schreiner, P.C., a certified public accounting firm. Mr. Schreiner has experience in the wholesale automotive parts industry, electronic parts manufacturing and national-level retail marketing. Mr. Schreiner is also an expert in tax law and accounting.

RICHARD L. SULLIVAN. Mr. Sullivan currently serves as Senior Vice President for The Washington Group. The Washington Group is a public/ federal legislative affairs and business development firm. In the legislative affairs area, The Washington Group represents over thirty major companies including Fortune 500 members Delta, AT&T, Microsoft and Boeing. The Washington Group also provides business development opportunities to over 15 companies in eleven different states. Prior to joining The Washington Group, Mr. Sullivan served as Finance Director for the Democratic Unity ’98 Committee, (a joint effort of the Democratic National Committee, Democratic Senatorial Campaign Committee and Democratic Congressional Campaign Committees,). From 1994 to 1996, Mr. Sullivan served as National Finance Director and Deputy Finance Director for the Democratic National Committee (DNC). In this capacity, Mr. Sullivan served as a senior member of the 1996 Clinton/Gore Re-election Campaign. From 1991 to 1993, Mr. Sullivan served as National Fundraising Director for the Democratic Senatorial Campaign Committee (DSCC). From 1987 to 1991, Mr. Sullivan served as Special Assistant to House Majority Leader Richard Gephardt. As Special Assistant in the House Majority Leader’s office, Mr. Sullivan helped formulate strategic policy for the Democratic House Caucus and also served as liaison to Democratic business supporters. Mr. Sullivan currently serves as Senior Fundraising Advisor to the Democratic Senatorial Campaign Committee. He also served as Chair of the DSCC’s 2002 Kick-off National Gala and DSCC Chairman for the 2000 National Convention. In addition, Mr. Sullivan served as Senior Fundraising Advisor to the Gore 2000 campaign and on the State Board of Advisors for the Mike Easley for Governor campaign. Mr. Sullivan also serves on the Board of Advisors of Inculab, Boland Advisory Services and the Tarten Fund. Inculab is an Internet incubator based in New York. Boland Advisory Services provides commercial real estate consulting services to the Washington, DC corporate community. The Tarten Fund is a $150 million investment and venture capital fund based in New York. Mr. Sullivan received a B.A. degree with honors from the University of South Carolina and a Doctor of Laws degree (J.D.) from Georgetown University Law Center.

DAVID HANSING. Mr. Hansing is currently the General Manager of Terry Labonte Chevrolet in Greensboro, North Carolina since 1998. Previously he was employed with Saturn of Raleigh, North Carolina. He has also worked closely with Hendrick MotorSports since its inception in 1981. Hendrick MortorSports. owns seven racing teams in the NASCAE Winston Cup, Busch Grand National and Craftsman Truck Series. Mr. Hansing obtained his Bachelors degree in Finance at Valparaiso University in 1972.

GLENN MASSEY. Mr. Massey has been the Senior Vice-President of Marketing for FileControl, Inc., a company in the document imaging business, since 1991. Mr. Massey was formerly the founder/owner of SmokeSignal Communications, a telecommunications company. Mr. Massey obtained his Bachelor of Science degree from the University of Texas in 1976.

KEVIN MCQUILKIN. Mr. McQuilkin is a Managing Director in JPMorgan’s Global Mergers & Acquisitions Group, and is responsible for the firm’s M&A practice for Transportation & Logistics sector, as well as the Mining & Metals industries on a global basis. Mr. McQuilkin joined JPMorgan’s predecessor, Chemical Bank, in 1987. His experience includes merger, acquisition and divestiture assignments, many involving cross-border transactions, as well as debt and equity financing transactions. Mr. McQuilkin has significant experience in the natural resource industries, including energy, metals and mining, and chemicals. He has represented natural resource clients such as Freeport-McMoRan, Grupo Mexico, MAPCO, Newmont Mining, North Ltd., Phillips Petroleum, RAG International Mining, The Williams Companies, Total Petroleum and Union Carbide. Mr. McQuilkin’s transportation industry experience includes advising clients from a broad range of industry sectors, such as Alliant Techsystems, Boeing, Cummins Engine, General Motors and Lockheed Martin. Mr. McQuilkin graduated with honors from Gonzaga University in Spokane, Washington and received a Masters in Management from Northwestern University's J.L. Kellogg Graduate School of Management, where he was a Chevron Fellow.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of July 25, 2003 by

(i)	each person or entity known by Sense to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Sense;
(iii)	each of the named Executive Officers of Sense; and
(iv)	all Directors and Executive Officers as a group.

Except as noted below, Sense believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Common Stock	Steve Sommers[3] 21018 Buckskin Trail Elkhorn, NE 68022	3,796,187	29.2%
Common Stock	James H. Cotter, Director 56 Hillcrest Avenue Larchmont, NY 10538	964,500	7.4%
Common Stock	Bruce E. Schreiner, Director 3535 Grassridge Drive Grand Island, Nebraska 68803	532,534	4.1%
Common Stock	Cynthia L. Schroeder, Director, Secretary 15409 Garfield Omaha, Nebraska 68144	101,770	0.8%
Common Stock	Richard L. Sullivan, Director 1306 Rand Road Raleigh, NC 27607	154,000	1.2%
Common Stock	Glenn Massey, Director 777 Post Oak Houston, Texas 77056	109,600	0.8%
Common Stock	Kevin McQuilkin, Director 585 Ponus Ridge Road New Caanan, CT 06840	50,000	0.4%
Common Stock	Pam Morrell, Director 1326 Ebenezer Road Rock Hill, SC 29732	72,900	0.6%

Common Stock	Toni Steedman, Director 1930 Camden Road, Suite 2010 Charlotte, NC 28203	60,000	0.5%
Common Stock	David Hansing 10 Clubview Court Greensboro, NC 27607	50,000	0.4%
Common Stock	All directors and officers as a group (9 persons)	2,095,304	16.1%

[1]      Based upon information furnished to Sense by either the Directors and Executive Officers or obtained from the stock transfer agent of Sense.

[2]      Based upon a total of 12,993,908 shares of common stock currently issued and outstanding, and includes in each case any stock underlying options granted to each person listed.

[3]      Includes 3,302,617 shares held by SFS Resources Inc., an entity in which Steve Sommers is a controlling shareholder.

[4]      These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 950,000 shares issuable to James H. Cotter; 200,000 shares issuable to Bruce E. Schreiner; 100,000 shares issuable to Richard L. Sullivan; and 50,000 shares issuable to each of Cynthia L. Schroeder, Glenn Massey, Kevin McQuilkin, Pam Morrell, Toni Steedman and David Hansing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Sense's Directors, executive officers and persons who own more than 10% of a registered class of Sense's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Sense with copies of all Section 16(a) reports they file.

To Sense's knowledge, based solely on a review of the copies of such reports furnished to Sense, Sense believes that during the year ended February 28, 2003, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Sense as of the Record Date, and the nominees as Directors of Sense:

Name	Age	Position	Shares Beneficially Owned[1]
James H. Cotter[2]	37	President, Chief Executive Officer, Director, nominee	964,500
Bruce E. Schreiner	48	Director, nominee	532,534
Cynthia L. Schroeder	43	Secretary, Director	101,770
Richard L. Sullivan	39	Director, nominee	154,000
David Hansing	53	Director, nominee	50,000
Glenn Massey	49	Director, nominee	109,600
Kevin McQuilkin	49	Director, nominee	50,000
Pam Morrell	62	Director	72,900
Toni Steedman	49	Director	60,000

[1]     These amounts include shares issuable upon exercise of options as follows: 950,000 shares issuable to James H. Cotter; 200,000 shares issuable to Bruce E.

Schreiner; 100,000 shares issuable to Richard L. Sullivan; and 50,000 shares issuable to each of Cynthia L. Schroeder, Glenn Massey, Kevin McQuilkin, Pam Morrell, Toni Steedman and David Hansing.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of Sense other than Jim Cotter is the brother in law of Richard L. Sullivan.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended February 28, 2003, the Board of Directors held four (4) Directors Meetings. All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Sense's financial reporting compliance procedures. The members of the Audit Committee are Bruce L. Schreiner, Cynthia L. Schroeder and Glenn Massey.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Sense's officers, reviews and administers Sense's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Bruce L. Schreiner, Kevin McQuilkin and Glenn Massey.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Sense are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Sense did not receive any compensation for the year ended February 28, 2003 for services provided as a Director or member of a committee of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the fiscal years ended February 28, 2001, 2002 and 2003 by Sense’s President and Chief Executive Officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Annual Compensation				Long Term Compensation
	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards	Payouts
					Securities Under Options/SARs Granted (#) (f)	Restricted Shares Or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All other Compensation ($) (i)

James H. Cotter President & CEO	2003	Nil	Nil	$150,000	950,000	Nil	Nil	Nil
Mark Johnson[1] President & CEO	2002	Nil	Nil	$62,110	265,000	Nil	Nil	Nil
Gerald R.McIlhargey[2] President & CEO	2002	Nil	Nil	Nil	200,000	Nil	Nil	Nil
	2001	Nil	Nil	$120,000[3]	200,000	Nil	Nil	Nil
Bruce E. Schreiner Director	2002	Nil	Nil	Nil	200,000	Nil	Nil	Nil
	2001	Nil	Nil	120,000[3]	200,000	Nil	Nil	Nil

[1]     Mark Johnson resigned as President, CEO and a Director of the Company on March 20, 2002 and James H. Cotter was appointed in his stead.

[2]     Gerald McIlhargey resigned as President, CEO and a Director of the Company on November 26, 2001 and Mark Johnson was appointed in his stead.

[3]     During the fiscal year ended February 28, 2001, the Company agreed to pay management fees in the amount of $120,000 to each of Mr. McIlhargey and Bruce E. Schreiner (through his wholly owned company). The payment was made by way of issuing 29,703 common shares of the Company to each of Messrs. McIlhargey and Schreiner (through his wholly owned company), at a deemed price of $4.04 per share.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

Name (a)	Securities Under Options/ SARs Granted (#) (b)	% of Total Options/ SAR's Granted to Employees in Fiscal Year (c)	Exercise or Base Price ($/Security) (d)	Expiration Date (f)

James H. Cotter President & CEO	500,000	40%	$0.50	February 6, 2008
	450,000	36%	1	June 6, 2007

[1]     Mr. Cotter’s 450,000 stock options shall vest and become exercisable as set out in the table below. In addition, during the fiscal year ended February 28, 2003, the exercise price of Mr. Cotter’s 450,000 stock options were amended as set out in the table below:

Tranche	Number of Shares to be Vested	Vesting Provisions	Original Exercise Price	Amended Exercise Price
A	50,000	Vested	$2.50	$1.00
B	50,000	The later of the close of a $3,000,000 financing or June 6, 2003	$3.00	$1.00
C	50,000	The later of reaching Sales of $2,000,000 or June 6, 2003	$3.00	$1.00
D	50,000	The later of reaching Sales of $5,000,000 or June 6, 2003	$5.00	$1.00
E	50,000	The later of reaching Sales of $10,000,000 or June 6, 2003	$5.00	$1.00
F	25,000	Vested	$2.50	$1.00
G	75,000	Vested	$2.50	$1.00
H	100,000	Vested	$3.00	$1.00

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

There were no stock options exercised during the Company’s fiscal year ended February 28, 2003.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN
CONTROL ARRANGEMENTS

There are currently no employment contracts in place with the Directors and Officers of Sense other than the standard employment agreements used for all employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Amisano Hanson, Chartered Accountants, served as Sense's independent auditors for the fiscal year ending February 28, 2003, and has been appointed by the Board to continue as Sense's independent auditor for Sense's fiscal year ending February 28, 2004.

Although the appointment of Amisano Hanson, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending February 28, 2004. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Sense to select other auditors for the fiscal year ending February 28, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS SENSE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2004.

PROPOSAL 3

TO APPROVE AMENDING THE ESCROW AGREEMENTS AS PERMITTED UNDER THE BRITISH COLUMBIA SECURITIES COMMISSION’S NATIONAL POLICY 46-201, AT SUCH TIME AND IN SUCH FORM AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY.

Pursuant to performance escrow agreements dated September 12, 1997 (the “First Escrow Agreement”) and March 9, 1999 (the “Second Escrow Agreement”) a total of 3,250,000 common shares of the Company (the “First Escrow Shares”) and a total of 2,880,000 common shares of the Company (the “Second Escrow Shares”) respectively, are held in escrow with Pacific Corporate Trust Company in accordance with the Local Policy Statement 3-07 of the British Columbia Securities Commission (“LPS 3-07”).

LPS 3-07 has subsequently been rescinded and replaced with National Policy 46-201. The new policy permits escrow agreements entered into under the old policy to be amended to conform to the new policy, provided the approval of shareholders is obtained. The votes of holders of the escrow shares and their associates and affiliates may not be counted in determining whether the requisite majority vote of shareholders has been obtained.

All but 750,000 of the First Escrow Shares and the Second Escrow Shares were issued to a group of individuals in exchange for the exclusive manufacturing rights and non exclusive marketing rights to a microwave sensing device. The remaining 750,000 shares were previously issued under a former escrow agreement and were subsequently cancelled and re-issued under the First Escrow Agreement.

The First Escrow Agreement and the Second Escrow Agreement are collectively referred to herein as the “3-07 Escrow Agreements”.

Purpose of Escrow

Under British Columbia laws, vendors of significant assets who receive share consideration may be required to place their shares in escrow in order to promote an orderly release of shares into the market. An escrow agreement also is used to tie the issuer's management and its principal shareholders to the issuer by restricting their ability to sell their securities for a period of time. This gives them an incentive to devote their time and attention to the issuer's business while they are shareholders.

Recently, the British Columbia securities regulators determined that the escrow release provisions under their former LPS 3-07 did not adequately accomplish the above described purposes of escrow. Accordingly, the old escrow release provisions were rescinded and replaced by the provisions of the new National Policy 46-201 in June of 2002.

Purpose of Proposal to Amend the 3-07 Escrow Agreements

The 3-07 Escrow Agreements were prepared in accordance with regulatory requirements applicable in British Columbia in 1997 and 1999. British Columbia subsequently rescinded those requirements and in June of 2002 replaced them with a new policy referred to as National Policy 46-201. Management are seeking shareholder approval to authorize amending the First Escrow Agreement and the Second Escrow Agreement to conform them to the new National Policy 46-201. Management also believes that conforming the First and Second Escrow Agreements to the new National Policy will provide an opportunity to improve liquidity for the common shares of Sense.

Existing Terms of the 3-07 Escrow Agreements

The First Escrow Agreement provides that the First Escrow Shares are releasable from escrow, pro rata, based on the number of performance shares equal to the amount of cumulative cash flow, not previously applied towards release, divided by the earn-out price, in accordance with LPS 3-07. The LPS 3-07 earn out formula incorporates the trading price of the Company’s shares at the time of the transaction, the percentage of the issued capital that the performance shares represent at the time of the transaction, and the cumulative cash flow, as defined in LPS 3-07, based on the Company’s audited financial statements.

The Second Escrow Agreement provides that no Second Escrow Shares shall be released from escrow until all of the First Escrow Shares have been released from escrow, in accordance with the terms of the applicable guidelines and the First Escrow Agreement. Thereafter, the Second Escrow Shares may be released based on the same earn-out calculation to the First Escrow Shares.

Both the First and Second Escrow Agreements provide for a ten year escrow release period, after which any Escrow Shares not released from escrow will be cancelled.

Proposed New Terms of the Escrow Agreements

If an amendment (the “Amendment”) to the 3-07 Escrow Agreements is approved, the First and Second Escrow Shares will be subject to the following time-based release schedule:

60 days after the Company issues a news release announcing that it has entered into the Amendment (the “Initial Release Date”)	10% of the escrow securities

6 months after the Initial Release Date	15% of the escrow securities
12 months after the Initial Release Date	15% of the escrow securities
18 months after the Initial Release Date	15% of the escrow securities
24 months after the Initial Release Date	15% of the escrow securities
30 months after the Initial Release Date	15% of the escrow securities
36 months after the Initial Release Date	15% of the escrow securities

In addition to the receipt of shareholder acceptance, the Amendment and the above-noted time release schedules are subject to the acceptance of the British Columbia Securities Commission and as a result, the actual terms of the Amendment could vary from the provisions disclosed in this Information Circular. The Board of Directors may also determine that additional variations to the terms of the Amendment may be in the best interests of the company. To the extent that such variations are consistent with the terms of the 3-07 Escrow Agreements, or are otherwise not material, the approval sought by the shareholders herein shall include an authorization permitting the Board of Directors to approve the Amendment including such variations. Any variations are subject to the approval of the British Columbia Securities Commission.

As at the date hereof, the Company is classified as an emerging issuer under National Policy 42-601. As a consequence, the Escrow Shares to be released at any one time may not exceed 10% of the Company’s outstanding securities at the time of release. If this limits the number of escrow shares which would otherwise be released under the terms of the Amendment, securities remaining in escrow after the last scheduled release will continue to be released from escrow at 6 month intervals until all escrow shares have been released.

All escrow shares will be released on a pro-rata basis, with each holder receiving the same percentage of the escrow shares that are released as the percentage of total escrow securities held by the holder.

If the Amendment is adopted by the Board of Directors upon obtaining shareholder approval, the following will apply, subject to any variation approved by both the Board of Directors and the British Columbia Securities Commission:

  The escrow shares will be released on a time release basis whether or not the Company meets the earn out requirements under LPS 3-07;
  No shares need to be surrendered for cancellation by the holders of the escrow shares; and
  The Company will implement the changes to the Amendment as required by the Policy and as described under this heading.

Approval Sought

At the Meeting shareholders will be asked to approve an ordinary resolution authorizing the Amendment to the 3-07 Escrow Agreements. Shares held by holders of the 3-07 Escrow Shares and their affiliates and associates will not be counted in determining whether the requisite shareholder approval has been obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO ESCROW AGREEMENTS AS PERMITTED UNDER THE BRITISH COLUMBIA SECURITIES COMMISSION’S NATIONAL POLICY 46-201, AT SUCH TIME AND IN SUCH FORM AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY.

OTHER MATTERS

Sense knows of no other matters that are likely to be brought before the Annual General Meeting. If, however, other matters not presently known or determined properly come before the Annual General Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2004 Annual General Meeting of Stockholders must be received by the Secretary of Sense by February 5, 2004 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR SENSE’S YEAR ENDED FEBRUARY 28, 2003 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SENSE TECHNOLOGIES INC. SUITE U, 800 CLANTON ROAD, CHARLOTTE, NORTH CAROLINA 28217, OR BY CALLING (704) 522-7999.

Dated at Charlotte, North Carolina, this ___ day of July, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James H. Cotter

Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

SENSE TECHNOLOGIES INC.

The undersigned member ("Registered Shareholder") of the Company hereby appoints, James H. Cotter, a Director of the Company, or failing this person, Bruce E. Schreiner, a Director of the Company, or in the place of the foregoing, ______________________ *(print the name)*, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________

PRINT NAME: ______________________

DATE SIGNED: ______________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against	Withhold
1. To elect as Director, James H. Cotter		N/A	
2. To elect as Director, Bruce E. Schreiner		N/A	
3. To elect as Director, Richard L. Sullivan		N/A	
4. To elect as Director, David Hansing		N/A	
5. To elect as Director, Glenn Massey		N/A	
6. To elect as Director, Kevin McQuilkin		N/A	
7. To approve the appointment of Amisano Hanson, Chartered Accountants, as the independent auditor for the Company for the year ending February 28, 2004		N/A	
8. To approve the amendment to Escrow Agreements dated September 12, 1997 and March 9, 1999 as permitted under the British Columbia Securities Commission's National Policy 46-201, at such time and in such form as may be determined by the Board of Directors of the Company			

THIS PROXY MUST BE SIGNED AND DATE

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. **This Proxy is solicited by the Management of the Company.**

2. This form of proxy ("Instrument of Proxy") ***must be signed*** by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and ***if executed by an attorney, officer, or other duly appointed representative,*** the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. ***If this Instrument of Proxy is not dated*** in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. ***A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person***, may simply register with the scrutineers before the Meeting begins.

5. ***A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions***, may do the following:

   (a) ***appoint one of the management proxyholders*** named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

   OR

   (b) ***appoint another proxyholder,*** who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. ***The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll*** of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, ***the Registered Shareholder may still attend the Meeting and may vote in person***. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, **voting instructions *must be DEPOSITED* at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than twenty-four ("24") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.**

The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

Telephone voting can be completed at 1-888-Tel-Vote (1-888-835-8683) and Internet voting at http://www.stocktronics.com/webvote